                                                                      EXHIBIT 24

                                Power of Attorney

     Each of the undersigned Directors of Education Lending Group, Inc., a Delaware corporation (the "Company"), which proposes to file with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-8 (or such other form as may be applicable) under the Securities Act of 1933, as amended, with respect to the registration of shares under the Stock Option Plan, as amended, effective April 4, 2002, hereby constitutes and appoints Michael H. Shaut and Douglas L. Feist, and each of them, his true and lawful attorney-in-fact, as agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacity, to sign in any and all capacities and file (1) such registration statement with all exhibits thereto and other documents in connection therewith, (2) any and all amendments, post-effective amendments and supplements thereto, and (3) any and all applications or other documents pertaining to such securities or such registration, granting unto such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney has been signed in the respective capacities and on the respective dates indicated below.

   Signature                              Title                             Date
/s/ Robert deRose           Director and Chief Executive Officer        June 26, 2002
-----------------
Robert deRose                  (Principal Executive Officer)


/s/ James G. Clark         Director, Executive Vice President and       June 26, 2002
------------------
James G. Clark                   Chief Financial Officer
                        (Principal Accounting and Financial Officer)

/s/ Douglas L. Feist       Director, Executive Vice President,          June 26, 2002
--------------------
Douglas L. Feist               Secretary and General Counsel

/s/ Sam Belzberg                         Director                       June 26, 2002
----------------
Sam Belzberg

/s/ Leo Kornfeld                         Director                       June 26, 2002
----------------
Leo Kornfeld

/s/ Richard J. Hughes                    Director                       June 26, 2002
---------------------
Richard J. Hughes

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